SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")



Date of Report:   (Date of earliest reported event:)             May 23, 2000
                                                                 ------------


                            GOTHINK.COM, INCORPORATED
             (Exact name of registrant as specified in its charter)



          Nevada                      000-30280                     87-6121862
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
 of incorporation)                                       Identification Number)

6429 Richmond Avenue, Suite 610
Houston, Texas
PO Box 953754
Lake Mary, Florida 32795-3754                        77057
(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code: (407) 468-0600


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Item 4.  Changes in Registrant's Certifying Accountant.

         The Company appointed the firm of Parks, Tschopp, Whitcomb & Orr, P.A., 2600 Maitland Center Pkwy, Maitland, Florida 32751-7221, as its Independent Accountants, effective as of May 23, 2000. Smith & Company, the Company's prior Independent Accountants, who are located in Salt Lake City, Utah, were dismissed effective as of May 23, 2000. There were no disagreements between the Company and Smith & Company. The change was made by the Board of Directors who felt it made sense to have their auditor located in Florida, which will become the location of the corporate headquarters.

         The report of Smith & Company on the financial statements of the Registrant for each of the two calendar years in the period ended December 31, 1998 and for the six months ended June 30, 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The report did contain a going concern paragraph.

         During the Registrant's most two recent fiscal years and all subsequent interim periods preceding the change in auditors, there was no disagreement with Smith & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Smith & Company, would have caused them to make a reference to the subject matter of the disagreements in connection with their report; nor has Smith & Company ever presented a written report, or otherwise communicated in writing to the Registrant or its Board of Directors the existence of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-K.

Item 7.    (c)    Exhibits

                  Exhibit No.               Exhibit

                           Letter from Smith & Company




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            GOTHINK.COM, INCORPORATED



Dated: May 23, 2000                         By:   /s/ Thomas Edwards
                                               ---------------------
                                                Thomas Edwards,
                                               Chief Operating Officer


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                                      Smith
                                        &
                                     Company

           A Professional Corporation of Certified Public Accountants
May 23, 2000

Securities and Exchange Commission 450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

         We have read Item 4 of the Form 8-K for Go Think.Com, Incorporated dated May 23, 2000, and we agree with the statements concerning our Firm in such Form 8-K.

                                                     Very truly yours,


                                                     /s/  Smith & Company
                                                     Smith & Company




         10 West 100 South, Suite 700 o Salt Lake City, Utah 84101-1554
              Telephone: (801) 575-8297 o Facsimile: (801) 575-8306
                       E-mail: smith&co@smithandcocpa.com
          Members: American Institute of Certified Public Accountants o
                Utah Association of Certified Public Accountants

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